SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

Current Report Pursuant to Section 13 or 15(d) of
the Securities Act of 1934

Date of Report (Date of earliest event reported):   May 17, 2004

THE VALSPAR CORPORATION
(Exact name of registrant as specified in its charter)

Delaware	1-3011	36-2443580
(State or other	(Commission	(I.R.S. Employer
jurisdiction of incorporation)	File Number)	Identification No.)
1101 Third Street South, Minneapolis, Minnesota		55415
(Address of principal executive offices) (Zip Code)		(Zip Code)

Registrant’s telephone number, including area code:   (612) 332-7371

Not Applicable
(Former name or former address, if changed since last report)

Item 7.   Financial Statements, Pro Forma Financial Information and Exhibits

(c)	Exhibits

99.1 Second Quarter Earnings Press Release dated May 17, 2004

Item 12.   Results of Operations and Financial Information

        On May 17, 2004, the Company issued the press release attached as Exhibit 99.1, which sets out the Company’s results of operations for the second quarter of fiscal 2004.

SIGNATURE

        Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

THE VALSPAR CORPORATION
Dated: May 17, 2004	By:	/s/ Rolf Engh

	Name:	Rolf Engh
	Title:	Secretary